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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                                 Items 2 and 7

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 22, 1997


                             TMCI ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-27510                 77-0413814
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)


          1875 DOBBIN DRIVE, SAN JOSE, CA                     95133
      (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (408)272-5700

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INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 22, 1997 (the "Merger Date"), Trinity Electronics, Inc. ("Trinity"), a distributor of electronic parts located in Santa Clara, California, merged with and into TMCI/Trinity Acquisition Corp. ("TMCI/Trinity"), a wholly-owned subsidiary of TMCI Electronics, Inc. (the "Company"). The effective date of the transaction was October 1, 1997.

         The Company paid a total of $4,290,000, consisting of a cash payment of $1,000,000, two promissory notes in the amounts of $1,000,000 and $290,000, respectively, and the issuance of 404,539 shares (the "Shares") of common stock of the Company, valued at $2,000,000. The money for the cash payment was supplied through a loan from Manufacturer's Bank which will be repaid by excess cash from operations. The $1,000,000 promissory note is due on March 9, 1998 and is personally guaranteed by Rolando Loera, Chairman, President and Chief Executive Officer of the Company. The $290,000 note is for payment of income taxes on earnings of Trinity accrued through September 30, 1997.

         The Shares will be held in escrow as security for the representations and warranties made by Trinity's former shareholder, Patrick McQuade, in the Merger Agreement and Plan of Reorganization by and among TMCI Electronics, Inc., TMCI\Trinity Acquisition Corp, Trinity Electronics, Inc. and Patrick McQuade, dated December 22, 1997, and will be delivered to Mr. McQuade on a delayed basis as follows: thirty-five percent (35%) of the Shares shall be delivered one (1) year after the Merger Date, an additional twenty-five percent (25%) shall be delivered two (2) years after the Merger Date, an additional twenty-five percent (25%) shall be delivered three (3) years after the Merger Date, and the remaining fifteen percent (15%) shall be delivered four (4) years after the Merger Date. The Shares issued have not been registered under the Securities Act of 1933 (the "Act") and may not be resold absent such registration or unless an exemption from registration is available.

         In connection with the acquisition, the Company has also entered into a five year employment agreement with Mr. McQuade.

         TMCI/Trinity will operate as a wholly-owned subsidiary of the Company.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) and (b). The financial statements and pro-forma financial information, required as part of this Form 8-K Report, will be filed not later than 60 days from the date of this Report as an amendment to this Report.

         (c). Exhibits required by Item 601 of Regulation S-B.

         Exhibit No.    Exhibit
         -----------    -------

            2.0 Merger Agreement and Plan of Reorganization by and among TMCI Electronics, Inc., TMCI\Trinity Acquisition Corp, Trinity Electronics, Inc. and Patrick McQuade, dated December 22, 1997.

                                      -2-

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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            TMCI ELECTRONICS, INC.




Date: January 5, 1998                       By: /s/ ROLANDO LOERA
                                                --------------------------
                                                Rolando Loera
                                                Chairman, President and Chief
                                                  Executive Officer

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                                 EXHIBIT INDEX

Exhibit No.        Exhibit
-----------        -------

   2.0 Merger Agreement and Plan of Reorganization by and among TMCI Electronics, Inc., TMCI\Trinity Acquisition Corp, Trinity Electronics, Inc. and Patrick McQuade, dated December 22, 1997.

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